SECURITIES AND EXCHANGE COMMISSION

                          	Washington, D.C. 20549


                                 	FORM 8-K


                              	Current Report
	                    Pursuant to Section 13 or 15(d) of
	                    The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 14, 2000

                          	ADVA International Inc.
	         (Exact name of registrant as specified in its charter)

                               	Delaware
	             (State or other jurisdiction of incorporation)

              0-16341                              16-1284228
     (Commission File Number)			           (IRS Employer Identification No.)


             6 Woodcross Drive, Columbia, SC				        29212
       (Address of principal executive offices)		    	(Zip Code)

Registrant's telephone number, including area code    (803) 407-3044


	(Former name or former address, if changed since last report)











ITEM 5.     OTHER EVENTS

ADVA International Inc. ("ADVA" or the "Company") has signed a Letter of Intent to acquire all of the shares of Global Information Group USA, Inc. ("GIG") in exchange for 12,468,750 common shares of ADVA (following a recent 1 share for 10 shares reverse stock split), or approximately 95% of the total stock to be outstanding after the transaction. At the time of the execution of a definitive agreement, Biotel Inc., the Company's controlling shareholder, will irrevocably commit to taking any and all actions, including voting shares owned by it or executing written consents in lieu of a meeting, in furtherance of the transactions contemplated by the Letter of Intent. In consideration, GIG has agreed to pay to Biotel or its assigns at the Closing, a transaction fee of $300,000.

The share exchange transaction contemplated by the Letter of Intent is subject to, among other things, the granting of a motion on or before May 5, 2000 by the United States Bankruptcy Court revising the language in the confirmed
Plan of Reorganization of Advanced Medical Products, Inc. (whose name was changed to ADVA International Inc. following the sale of its assets and closing of the bankruptcy case), completion of satisfactory due diligence, execution of definitive documentation, and any regulatory approval that may be required.
ADVA will file a petition in the United States Bankruptcy Court for the District of South Carolina seeking the issuance of an order confirming that the Company will not be dissolved, and the shares of ADVA will not be extinguished unless and until authorized by the Board of Directors in their discretion, thereby providing for the continuation of ADVA as an ongoing corporation capable of entering into the proposed transaction. A condition of the bankruptcy court order may include a requirement that part or all of the $300,000 transaction fee payable by GIG to Biotel be assigned for payment of the expenses associated with the transaction, and payment of creditors of Advanced Medical Products, Inc. GIG and Biotel have agreed to this assignment if required.

GIG develops and markets applications software for the LINUX Operating System. The current GIG software is believed to be the only complete 3D solid modeling, animation and rendering system currently available on the LINUX OS and is used by Digital Media professionals in the production of film and video special effects; animation; Computer Aided Design (CAD) and scientific visualization; website and print graphics; game development; and virtual television. The LINUX OS is "open-source" software distributed free on the Internet and developed, debugged and improved by an international community of programmers in cooperation with companies such as VA Linux, RedHat, SGI, IBM and many other major concerns in the computer industry. The application software market targeted by GIG is the high volume/low price segment of the computer market where users are rapidly embracing LINUX as a robust, stable and lower cost alternative to both UNIX and MS Windows.


ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired: None required.

(b)	Pro forma financial information: None required.

	(c )       Exhibits: None required.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADVA International Inc.


Date: April 17, 2000			              By:/s/GEORGE L. DOWN
                                           George L. Down
                                           President




















EXHIBIT 1

PRESS RELEASE

Contact: Ronald Moyer
ADVA International Inc.
803 407 3044

FOR IMMEDIATE RELEASE


ADVA INTERNATIONAL INC. SIGNS LETTER OF INTENT FOR SHARE EXCHANGE WITH GLOBAL INFORMATION GROUP USA, INC.

Columbia, SC. April 17, 2000 -ADVA International Inc. (OTC BB - ADII) today announced signing a Letter of Intent to acquire all of the shares of Global Information Group USA, Inc. (GIG) in exchange for 12,468,750 common shares of ADVA International Inc. (following a recent 1 share for 10 shares reverse stock split), or approximately 95% of the total stock to be outstanding after the transaction.

GIG develops and markets applications software for the LINUX Operating System.
 Its current software, believed to be the only complete 3D solid modeling, animation and rendering system currently available on the LINUX OS, is used by Digital Media professionals in the production of film and video special effects; animation; Computer Aided Design (CAD) and scientific visualization; website and print graphics; game development; and virtual television.

The LINUX OS is "open-source" software distributed free on the Internet and developed, debugged and improved by an international community of programmers in cooperation with companies such as VA Linux (LNUX), Red Hat (RHAT), Silicon Graphics (SGI), IBM and many other major concerns in the computer industry. The application software market targeted by GIG is the high volume/low price segment of the computer market where users are rapidly embracing LINUX as a robust, stable and lower cost alternative to both UNIX and MS Windows.

Ronald Moyer, a spokesman for ADVA International Inc., (previously Advanced Medical Products, Inc., who sold its assets pursuant to 11 U.S.C. Section 363 of the bankruptcy code in mid 1999), said; "The share exchange transaction contemplated by the Letter of Intent is subject to, among other things, completion of satisfactory due diligence, execution of definitive documentation, any regulatory approval that may be required, and the issuance by the United States Bankruptcy Court for the District of South Carolina of an order confirming that the Company will not be dissolved, and the shares of ADVA International Inc. will not be extinguished unless and until authorized by the Board of Directors in their discretion, thereby providing for the continuation of ADVA International as an ongoing corporation capable of entering into the proposed transaction. Global Information Group USA has agreed to pay a transaction fee of $300,000 at Closing, provided the Bankruptcy Court agrees to the issuance of the order by May 5, 2000. A condition of the court order may include assignment of part or all of the $300,000 transaction fee for payment of the expenses associated with the transaction, and payment of creditors of Advanced Medical Products, Inc."

=======================================================
LINUX is the trademark of Linus Torvalds. GIG is the trademark of Global Information Group USA, Inc., VA Linux, Red Hat, SGI, IBM and all others are the trademarks of their respective owners.

Statements contained in this press release that are not historical fact are "forward-looking" statements and involve important risks and uncertainties. Such risks and uncertainties could cause Global Information Group's and therefore ADVA International Inc.'s consolidated results to differ materially from current expectations as expressed or implied in this press release.